UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest even reported): November 20, 2007

                                    MFB CORP

                (Exact Name of Registrant as Specified in Its Charter)

                                      Indiana
                     (State or Other Jurisdiction of Incorporation)


                                      0-23374

                              (Commission File Number)

                                    35-1907258
                         (IRS Employer Identification No.)

                        4100 Edison Lakes Parkway, Suite 300,           46546
                             P.O. Box 528, Mishawaka, IN
                        (Address of Principal Executive Offices)      (Zip Code)

                                 (574) 277-4200
              (Registrant's Telephone Number, Including Area Code)
                                      N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
                      Change in Fiscal Year.

         On August 8, 2006, the Securities and Exchange Commission approved a new NASDAQ listing standard which requires listed companies to be eligible for participation in the Direct Registration System ("DRS"), which is currently administered by the Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. To meet DRS requirements and comply with the new NASDAQ listing standards, the Board of Directors of MFB Corp. (the "Corporation") amended Article VI of the Corporation's Code of By-Laws (the "By-Laws"), effective as of November 20, 2007, to permit the issuance of uncertificated shares, upon adoption by the Corporation's Board of Directors of a resolution authorizing such issuance. The Board of Directors has no intention at this time to authorize uncertificated shares, but may decide to do so in the future.

         The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Article VI thereof is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

         (d)  Exhibits

              Exhibit No.      Description

                  3.1          Amended and Restated Code of By-Laws of MFB Corp.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date: November 20, 2007         MFB CORP.

      By:
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                       Charles J. Viater, President and Chief Executive Officer

INDS01 CVS 986191v1